EXHIBIT 10.13













































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National City Bank                 National City Bank, Columbus
                                   155 East Broad Street
                                   Columbus, Ohio 43251
                                   614-463-7466
                                   Richard Ray
                                   Senior Vice President




September 28, 1995



Mr. Robert L. LaPenta
Controller & Chief Accounting Officer
Burlington Coat Factory Warehouse Corp.
1830 Route 130
Burlington, NJ 08016

          AMENDMENT NO. 5 TO REVOLVING CREDIT AGREEMENT

Dear Bob:

This letter will confirm to you our verbal representation and hereby serve to amend the Revolving Credit Agreement (the "Agreement") dated August 30, 1985 between Burlington Coat Factory Warehouse Corporation (the "Borrower") and National City Bank, Columbus (the "Bank"). Whereas, Borrower and Bank desire to amend the Agreement in part to provide for indebtedness of Borrower outside of the Agreement. Now therefore, the parties hereto agree as follows:

Section 7.16(B) of the Agreement is hereby amended by deleting the words "from Mellon pursuant to the Mellon Commitment" and substituting therefor the following:

     "from other sources up to $125,000,000.00 in total for the period from December 1, 1994 to December 31, 1995, thereafter, reducing to $10,000,000.00"

It is our understanding that Burlington Coat Factory fully expects to be out of its short term borrowings by the end of December 1995. It is also our understanding that the company intends to further modify these provisions to maintain full compliance prior to the end of its fiscal year 1996.

If the provisions of this amendment are acceptable to you, please indicate your acceptance below.
                                                              Page 15 of 24

Accepted and agreed to this 28th day of September 1995.

NATIONAL CITY BANK, COLUMBUS       BURLINGTON COAT FACTORY
                                     WAREHOUSE CORPORATION



By:  /s/ Richard A. Ray            By: /s/ Robert L. LaPenta, Jr.
Its: Senior Vice President         Its: Controller





































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            AMENDMENT NO. SIX TO REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. SIX TO REVOLVING CREDIT AGREEMENT (the "Amendment No. Six") is made to the Revolving Credit Agreement (the "Agreement") dated August 30, 1985, executed by and between BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a corporation duly organized under the laws of the State of Delaware and BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC., a corporation duly organized under the laws of the State of New Jersey (herein collectively referred to as the "Borrower"), and NATIONAL CITY BANK, COLUMBUS, fka BancOhio National Bank, a national banking association with its principal office at 155 East Broad Street, Columbus, Ohio 43251 (herein called "Bank").

WITNESSETH:

WHEREAS, Borrower and Bank entered into the Agreement pursuant to which Bank extended a revolving loan up to a maximum principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), said maximum principal amount having previously been increased to $40,000,000.00, and each loan having been made pursuant to the terms of the Agreement; and

WHEREAS, Borrower and Bank have previously entered into amendments of the Agreement, as evidenced by an Amendment No. 1 dated January 7, 1987, by an Amendment No. 2 dated February 3, 1987, by Amendment No. 3 dated August 30, 1985, by Amendment No. 4 dated August 30, 1985, and by Amendment No. 5 dated September 28, 1995 (the "Amendments") (the Agreement together with the Amendments hereinafter collectively referred to as the "Agreement") and

WHEREAS, Borrower and Bank desire to amend the Agreement in part to increase the maximum principal amount and to provide for certain changes in covenants contained in the Agreement.

NOW THEREFORE, the parties hereto, in consideration of the mutual promises and covenants herein contained, agree as follows:

1. Section 2.01 of the Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:
     "The Commitment. Subject to the terms and conditions hereinafter provided, Bank shall lend Borrower, from time to time during the period from the date hereof to and including the Commitment Termination Date, such sums (the "Loans") as

                                                              Page 17 of 24

     Borrower may request in an aggregate principal amount not to exceed at any time outstanding the amount of Fifty Million Dollars ($50,000,000.00), as such amount may be reduced pursuant to Section 2.08 hereof (such amount being the
    "Commitment"). Each Loan shall be in an amount equal to not less than One Million Dollars ($1,000,000.00). Within the limits of the Commitment and prior to the Commitment Termination Date, Borrower may borrow, repay and reborrow pursuant to this Section 2.01."

2. Section 2.03 of the Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

     "The Note. The Loans shall be evidenced by a substitute revolving loan promissory note of Borrower (the "Note"), dated the date of Amendment No. Six to this Agreement, payable to the order of Bank in the principal amount of the Commitment and otherwise substantially in the form of Replacement Exhibit 2.03 attached hereto. The Note shall be in substitution for and shall now evidence the unpaid principal indebtedness existing under a former promissory note dated as of June 1, 1989 executed and delivered by Borrower to Bank in the original principal amount of $40,000,000.00 and payable in accordance with its terms. Upon the execution and delivery of the Note, all existing indebtedness under such previous note shall be considered refinanced and transferred to the Note in the principal amount thereof. In such event, the previous note shall be deemed satisfied and replaced by the Note. Bank shall endorse the Note with an appropriate notation indicating the amount of each Loan made by it hereunder and the amount of each payment or prepayment on account of the principal balance of the Note. A copy of each such annotation shall be delivered to Borrower promptly after same is made."

3. Section 7.07 of the Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

     "Tangible Net Worth. Borrower's Tangible Net Worth as at the end of any of its fiscal years during the term of this Agreement shall be equal to not less than (A) Three Hundred Million Dollars ($300,000,000.00) plus (B) Thirty percent

                                                               Page 18 of 24


     (30%) of Borrower's Net income for each fiscal year after June 30, 1996 (This Tangible Net Worth requirement shall not be reduced in the event the Borrower sustains a net loss in any fiscal year). If Borrower changes its fiscal year, the minimum Tangible Net Worth as at the end of the new fiscal year end shall be equal to the minimum Tangible Net Worth at the end of the immediately preceding fiscal year plus thirty percent (30%) of Borrower's Net Income for the shortened fiscal year period."

     4. Section 7.16 of the Agreement is hereby amended by deleting such section in its entirety as written and substituting therefor the following:

     "Indebtedness for Borrowed Money. Borrower will not borrow, and will not permit any Subsidiary to borrow, any funds except pursuant to the following types of borrowings: (A) borrowings by Subsidiaries from Borrower as provided in
     Section 7.12 hereof; (B) from other sources (excluding letters of credit, the Revolving Credit and Long-Term Liabilities) up to fifty percent (50%) of Borrower's Tangible Net Worth; (C) borrowings of the type described in Sections 7.05(F), (G) and (H) hereof; (D) borrowings from Bank hereunder; and (E) Long-Term Liabilites, except as otherwise restricted or conditioned in the Agreement. The foregoing exceptions, in the aggregate, are subject, however, to the provisions of Sections 7.08 and 7.09 hereof. Nothing herein contained shall be deemed in any way to limit the right and ability of Borrower and Subsidiaries to post letters of credit or to incur trade indebtedness in the ordinary course or their respective businesses."

5. Borrower hereby expressly acknowledges and confirms that the representations and warranties of Borrower set forth in
     Article VI of the Agreement are true and accurate on this date with the same effect as if made on and as of this date; that except as previously disclosed to Bank, no financial condition or circumstances exists as to Borrower which would inevitably result in the occurrence of an Event of Default under Article VII of the Agreement; and that except as previously disclosed to Bank, no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Article VIII of the Agreement.



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6.   Except as herein expressly modified, the parties hereto
     ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and all security agreements, pledge agreements, or mortgage deeds executed in connection with the Agreement, including provisions for the payment of the Note pursuant to the terms of the Agreement. This Amendment does not constitute the extinguishment of any obligation or indebtedness previously incurred, nor does it in any manner effect or impair any security interest granted to Bank, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.

7. This Amendment shall only be effective upon the acknowledgment and acceptance by any guarantor, guaranteeing the performance of Borrower's obligations under the Agreement and the Note pursuant to any separate contract of guaranty or guaranty contained in the Note, that the terms of any such contract of guaranty shall continue in full force and effect with respect to the liability referenced under the Agreement irrespective of any modification made by this Amendment which acknowledgment and acceptance shall be evidenced by the execution of this Amendment by the guarantor at the space indicated below.

8. This Amendment shall be binding upon Borrower, and Bank and their respective successors and assigns, and shall inure to the benefit of Bank and its respective successors and assigns.

Executed by the parties hereto in manner an form sufficient to bind them on this 28th day of March, 1996, and deemed to be executed at Columbus, Ohio.

NATIONAL CITY BANK, COLUMBUS       BURLINGTON COAT FACTORY
                                   WAREHOUSE CORPORATION


By:  /s/ Richard A. Ray            By:  /s/ Monroe G. Milstein
Its: Senior Vice President         Its: President

                                   BURLINGTON COAT FACTORY
                                   WAREHOUSE OF NEW JERSEY, INC.


                                   By:  /s/ Monroe G. Milstein
                                   Its: President

                                                             Page 20 of 24


                  SECOND SUBSTITUTE
             REVOLVING LOAN PROMISSORY NOTE


$50,000,000.00                          Executed at _____________
                                        March __, 1996

For value received, the undersigned, jointly and severally, promise to pay to the order of NATIONAL CITY BANK, COLUMBUS fka BankOhio National Bank, a national banking association ("Bank") the principal sum of Fifty Million and No/100 Dollars ($50,000,000.00) or so much thereof as may be disbursed to, or for the benefit of, the undersigned and remain unpaid together with the interest thereon from the date hereof in the manner and at the rate or rates hereinafter described.

The indebtedness evidenced by this Note consists of a revolving credit line extended to the undersigned by Bank pursuant to a Revolving Credit Agreement dated August 30, 1985 ("Credit Agreement"), as previously amended, which Credit Agreement, as amended, is incorporated herein by reference as if fully rewritten herein. The Credit Agreement contemplates a series of Loans (as defined therein) from Bank to the undersigned with varying amounts, payment terms and interest rates. It is the intent of the undersigned and Bank that this Note shall evidence the indebtedness created by all of the Loans. The interest rates payable on the indebtedness evidenced hereby, the repayment terms, the maturity dates, the prepayment privilege and the computation of interest shall be determined in accordance with the terms of the Credit Agreement. The amount, date, interest rate and maturity date of all advances evidenced by this Note and whether the same have been repaid shall be noted hereon, but failure to do so shall not affect Bank's right to collect repayment and said advances.

This Note shall be in substitution for and shall now evidence the unpaid principal indebtedness existing under a form revolving loan promissory note dated as of June 1, 1989 executed and delivered by the undersigned to Bank in connection with the Credit Agreement in the original principal amount of $40,000,000.00 and payable in accordance with its terms. Upon the execution and delivery of this Note, all existing indebtedness under such previous note shall be considered refinanced and transferred to this Note in the principal amount thereof. In such event, the previous note shall be deemed satisfied and replaced by this Note.

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If default be made in the payment of any sum due under this Note or should an Event of Default (as defined therein) occur in the Credit Agreement and continue beyond the applicable notice and/or grace period, if any, relating thereto, the entire principal sum and accrued interest evidenced by this Note shall at once become due and payable at the option of the holder of this Note.
Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Any and all moneys now or at any time hereafter owing to the undersigned from the holder hereof are hereby pledged for the security of this and all other indebtedness from the undersigned to the legal holder hereof and may be paid and applied thereon at any time such indebtedness become due or is declared due and payable.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of any such right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

All persons now or hereafter liable, primarily or secondarily, for the payment of the indebtedness evidenced hereby or any part thereof, do hereby expressly waive presentment for payment, notice of dishonor, protest and notice of protest, and agree that the time for payment or payments of any part of the indebtedness evidenced hereby may be extended without releasing or otherwise affecting their liability hereon, or the lien of any deed of trust, mortgage, assignment, or security agreement, if any, then or hereafter securing this Note.

As a specifically bargained inducement for Bank to extend credit giving rise to the indebtedness evidenced hereby, the undersigned and Bank agree that: ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE OR ITS MAKING, VALIDITY OR PERFORMANCE MAY BE PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT COLUMBUS, OHIO, AND THE UNDERSIGNED CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED IN COLUMBUS, OHIO, AND HAVING JURISDICTION OVER THE SUBJECT MATTER. The undersigned hereby irrevocably appoints and designates Richard A. Ray, whose address is 155 East Broad Street, Columbus, Ohio 43251, or any other person whom Bank, after giving the undersigned five (5) days

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written notice thereof may appoint, as its true and lawful
attorney-in-fact and duly authorized agent for service of legal process and agrees that service of such process upon such party shall constitute personal service of such process upon it, provided that such attorney-in-fact, within two (2) days after receipt of such process, shall forward the same, by certified or registered mail, together with all papers affixed thereto, to the undersigned at its address as set forth in the Credit Agreement.

If any rate of interest presently or hereafter provided for herein may not be collected from the undersigned under applicable law, the rate of interest provided for herein shall be reduced to, and payee may colect from the undersigned, the maximum rate permissible under applicable law.

This Note is deemed to be executed at Columbus, Franklin County, Ohio.

                                   BURLINGTON COAT FACTORY
                                   WAREHOUSE CORPORATION


                                   By:  ____________________
                                   Its: ____________________


                                   BURLINGTON COAT FACTORY
                                   WAREHOUSE OF NEW JERSEY, INC.


                                   By:  ____________________
                                   Its: ____________________













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